UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 1, 2006

TAG-IT PACIFIC, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-13669 (Commission File Number)	95-4654481 (I.R.S. Employer Identification No.)

21900 BURBANK BLVD., SUITE 270 WOODLAND HILLS, CALIFORNIA (Address of Principal Executive Offices)	91367 (Zip Code)

(818) 444-4100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Effective as of March 1, 2006, the board of directors of Tag-It Pacific, Inc. has appointed Wouter van Biene as our new Chief Operating Officer.

        Wouter C. van Biene (age 56) served as Senior Vice President – Operations for Ascendent Telecommunications Inc., a provider of mobile telecommunications solutions, from 2002 through February 2006. Prior to joining Ascendent, van Biene served from 2001 to 2002 as CFO of AbraComm Inc., a private, high tech start up company in the telecommunications arena, and from 2000 to 2001 as Vice President of Operations of CentreCom, another high tech telecommunications firm. Earlier in his career, Mr. van Biene served as CIO of UStel, Inc, a regional Long Distance Carrier and as Founder/CFO of Consortium 2000, Inc. a telecommunications marketing organization. Prior to that, Mr. van Biene held several executive positions over a fourteen-year time span at American Medical International, Inc. (“AMI”). Mr. van Biene holds a Masters degree in Economics and Business Administration from the University of Amsterdam in the Netherlands.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAG-IT PACIFIC, INC.
Date: March 7, 2006	By: /s/ Stephen Forte ______________________________________ Stephen Forte, Chief Executive Officer

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